Victory Portfolios II (CIK 0001547580)

This submission is being made solely to obtain identifiers for shares of the following Series which are being registered.

•                  VictoryShares USAA MSCI USA Value Momentum ETF

•                  VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

•                  VictoryShares USAA MSCI International Value Momentum ETF

•                  VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

•                  VictoryShares USAA Core Short-Term Bond ETF

•                  VictoryShares USAA Core Intermediate-Term Bond ETF

Any questions on this submission should be directed to Erin Wagner of the Victory Funds, telephone number 216-898-2526.